AMENDMENT NO. 1 TO

EARLY ACCESS AGREEMENT

This First Amendment to the Early Access Agreement (the “Agreement”) dated 20th May 2016, by and between Hemispherx Biopharma, Inc. (“HEMISPHERX”), and Impatients N.V. (“IMPATIENTS”), who are each a “Party” and together the “Parties” to the Agreement, is entered into as of December 13, 2106 (the “Amendment No. 1 Effective Date”).

RECITALS

WHEREAS, HEMISPHERX and IMPATIENTS are Parties to and Early Access Agreement for HEMISPHERX’S Product, Ampligen (rintatolimod);

WHEREAS, the Parties wish to amend the Agreement as set forth below;

NOW, THEREFORE, the Parties hereby agree as follows:

Definitions and References. Except as set forth herein, capitalized terms not otherwise defined or amended in the Amendment shall have the meaning ascribed to them in the Agreement. References to Articles or Sections are the same with all of their subparts as they appear in the Agreement.

1.	Amendment to the Agreement: Effective as of the Amendment No. 1 Effective Date, the Agreement shall be amended as follows:

In Clause 1.10 the text “and/or treatment of pancreatic cancer” shall be added to the definition of Field, such that Clause 1.10 reads

“Field” means treatment of chronic fatigue syndrome and/or the treatment of pancreatic cancer.

In Exhibit 9 the text “for patients with Chronic Fatigue Syndrome” shall be added in the second line such that the first paragraph reads:

To the extent permitted by Applicable Law, IMPATIENTS shall use its reasonable commercial efforts to collect the following data in relation to the EAP for patients with Chronic Fatigue Syndrome;

2.	Effect of the Amendment. From and after the Amendment No. 1 Effective Date, all references to the Agreement shall mean the Agreement as amended by this Agreement. Except as expressly amended by the Amendment, all of the provisions of the original Early Access Program shall remain in full force and effect.

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IN WITNESS WHEREOF, the respective Parties hereto have duly executed this Amendment as of the Amendment No. 1 Effective Date above. The persons executing this Amendment represent and warrant that they have the full power and authority to enter into this Amendment on behalf of the persons or entities for whom they are signing.

HEMISPHERX BIOPHARMA, INC.
a Delaware corporation

By:	/s/ Ronald Brus, MD
Title:	CEO

IMPATIENTS N.V.
a Dutch limited liability company

By:	/s/ Thomas K. Equals
Title:	Chairman and CEO

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